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EXHIBIT 24.3

                          MIRANT TEXAS MANAGEMENT, LLC
                                MIRANT TEXAS, LP
                             MIRANT CALIFORNIA, LLC
                               MIRANT POTRERO, LLC
                                MIRANT DELTA, LLC
                                MIRANT CANAL, LLC
                               MIRANT KENDALL, LLC
                               MIRANT ZEELAND, LLC
                        MIRANT SPECIAL PROCUREMENT, INC.
                              MLW DEVELOPMENT, LLC

                                POWER OF ATTORNEY

                                  JUNE 2, 2006

      The undersigned (each a "GRANTOR") each as indicated below (1) constitutes and appoints J. William Holden III and Thomas Legro each as the Grantor's true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor's name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement on Form S-4 with respect to guarantees of debt securities issued by Mirant North America, LLC and MNA Finance Corp. and any and all amendments thereto (including post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

                            [Signatures on Next Page]


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/s/ Robert M. Edgell                      /s/ J. William Holden III
------------------------------------      -----------------------------------
ROBERT M. EDGELL, Chief Executive         J. WILLIAM HOLDEN III, Senior Vice
Officer of (1) Mirant California,         President, Treasurer and Manager of
LLC, (2) Mirant Potrero, LLC, (3)         (1) Mirant Texas Management, LLC,
Mirant Delta, LLC, (4) Mirant Canal,      (2) Mirant California, LLC, (3)
LLC, (5) Mirant Kendall, LLC, and         Mirant Potrero, LLC, (4) Mirant
(6) Mirant Zeeland, LLC.                  Delta, LLC, (5) Mirant Canal, LLC,
                                          (6) Mirant Kendall, LLC, and (7)
                                          Mirant Zeeland, LLC; Senior Vice
                                          President and Treasurer of MLW
                                          Development, LLC; Senior Vice
                                          President, Treasurer and Director
                                          of Mirant Special Procurement, Inc.

/s/ Robert A. Hayes                       /s/ Robert E. Driscoll
------------------------------------      -----------------------------------
ROBERT A. HAYES, member of the board      ROBERT E. DRISCOLL, chairman of the
of managers of (1) Mirant Texas           board of managers of (1) Mirant
Management, LLC, (2) Mirant               California, LLC, (2) Mirant
California, LLC, (3) Mirant Potrero,      Potrero, LLC, (3) Mirant Delta,
LLC, (4) Mirant Delta, LLC, and (5)       LLC, (4) Mirant Canal, LLC, (5)
Mirant Zeeland, LLC; President of         Mirant Kendall, LLC, and (6) Mirant
Mirant Texas Management, LLC and MLW      Zeeland, LLC; Chief Operating
Development, LLC.                         Officer and member of the board of
                                          directors of Mirant Special
                                          Procurement, Inc.


/s/ Jeffrey R. Perry
------------------------------------
JEFFREY R. PERRY, member of the
board of managers of (1) Mirant
Canal, LLC, and (2) Mirant Kendall,
LLC


Signature Page to Guarantors Power of Attorney